Supplement dated June 25, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Value Fund (the Fund)	5/1/2014
Effective on or about August 20, 2014 (the Effective Date), all references to Turner Investments, L.P. (Turner), an investment subadviser to the Fund, are hereby removed.
On the Effective Date, the following information is added under the caption “Fund Management” in the “Summaries of the Funds” section for the Fund:
Subadviser: Segall Bryant & Hamill, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Dickherber, CFA, CPA	Senior Portfolio Manager and Senior Research Analyst	Co-manager	August 2014
Shaun Nicholson	Senior Equity Analyst and Associate Portfolio Manager	Co-manager	August 2014
Subadviser: Snow Capital Management L.P.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Joshua Schachter, CFA	Senior Portfolio Manager and Principal	Co-manager	August 2014
Anne Wickland, CFA	Portfolio Manager, Senior Analyst and Principal	Co-manager	August 2014
The rest of the section remains the same.
On the Effective Date, the information in the third paragraph under the caption “Principal Investment Strategies” in the “More Information About the Funds” section for the Fund is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Denver Investment Advisors LLC (Denver Investments), Donald Smith & Co., Inc. (Donald Smith), River Road Asset Management, LLC (River Road), Segall Bryant & Hamill, LLC (SBH) and Snow Capital Management L.P. (Snow Capital) (Barrow Hanley, Denver Investments, Donald Smith, River Road, SBH and Snow Capital each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small cap companies in an attempt to take advantage of what are believed to be undervalued securities.
On the Effective Date, the information under the caption “Principal Investment Strategies - Barrow Hanley” in the “More Information About the Funds” section for the Fund is hereby superseded and replaced with the following:
Barrow Hanley
Barrow Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks of companies in which the value of the underlying business is believed to be significantly greater than the market price. This difference in the valuation is referred to as a “value gap.” The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.
Barrow Hanley screens the universe of roughly 1,500 companies that possess characteristics desired by Barrow Hanley. The result is a “Prospect List” of approximately 150 companies on which the Barrow Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow Hanley’s qualitative analysis. The assumptions and forecasts developed by Barrow Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process — the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow Hanley will construct its portion of the Fund’s portfolio from the bottom up, one security at a time.
S-6466-230 A (6/14)

On the Effective Date, the information under the caption “Principal Investment Strategies - Donald Smith” in the “More Information About the Funds” section for the Fund is hereby superseded and replaced with the following:
Donald Smith
Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/ tangible book value stocks.
Donald Smith will generally sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.
On the Effective Date, the following information is added under the caption “Principal Investment Strategies” in the “More Information About the Funds” section for the Fund:
SBH
SBH’s investment process is driven by a combination of quantitative analysis, fundamental analysis and experienced judgment. SBH seeks to exploit the relatively inefficient small cap market by investing in companies the stocks of which SBH believes are trading below SBH’s estimate of their intrinsic values. SBH utilizes several databases to screen approximately 4,000 potential value-oriented investments based on predetermined guidelines such as market capitalization and attractive relative valuation. In evaluating potential investments, SBH concentrates primarily on the companies’ cash flow capability over time. SBH uses a database model to evaluate market expectations of returns and cash flows, and seeks to identify stocks the prices of which SBH believes reflect low expectations by the market for the next two to five years. SBH then evaluates the validity of the market’s perceived expectations, ultimately trying to identify companies that will exceed these expectations, through analysis which includes speaking and/or meeting with a company’s management team.
SBH generally will sell a security when one or more of the following occurs: (1) SBH’s estimate of full valuation is realized; (2) a position in a company within SBH’s allocated portion becomes over-weighted due to appreciation; (3) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); (4) there is change in a company’s underlying fundamentals; or (5) the Fund requires cash to meet redemption requests.
Snow Capital
Snow Capital selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that Snow Capital believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The portion of the Fund’s portfolio managed by Snow Capital typically consists of a limited number of equity securities that are weighted according to Snow Capital’s projected return expectations. In general, Snow Capital may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when Snow Capital believes an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.
An important component of Snow Capital’s investment process is an intense focus on a company’s balance sheet and cash flow statement. Snow Capital’s analysis of balance sheets and cash flow statements is centered on determining whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to Snow Capital’s attention. Snow Capital generally attempts to purchase equities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research seeking to determine whether a company can survive the near-term problems.
The rest of the section remains the same.
On the Effective Date, the following information is added under the caption “Subadvisers” in the “More Information About the Funds - Portfolio Management” section for the Fund:
SBH, which has served as Subadviser to the Fund since August 2014, is located at 10 South Wacker Drive, Suite 3500, Chicago, IL 60606. SBH, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.
Snow Capital, which has served as Subadviser to the Fund since August 2014, is located at 2000 Georgetowne Drive, Suite 200, Sewickley, PA 15143. Snow Capital, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.
The rest of the section remains the same.

S-6466-230 A (6/14)

On the Effective Date, the following information is added under the caption “Portfolio Managers” in the “More Information About the Funds - Portfolio Management” section for the Fund:
Subadviser: Segall Bryant & Hamill, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Dickherber, CFA, CPA	Senior Portfolio Manager and Senior Research Analyst	Co-manager	August 2014
Shaun Nicholson	Senior Equity Analyst and Associate Portfolio Manager	Co-manager	August 2014
Mr. Dickherber joined SBH in 2007. Mr. Dickherber began his investment career in 1996 and earned a B.S. from the University of Missouri – St. Louis.
Mr. Nicholson joined SBH in 2011. Prior to 2011, Mr. Nicholson was associated with Kennedy Capital Management for over six years. Mr. Nicholson began his investment career in 2002 and earned a B.S. from Seton Hall University and an M.B.A. from the University of Missouri – St. Louis.
Subadviser: Snow Capital Management L.P.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Joshua Schachter, CFA	Senior Portfolio Manager and Principal	Co-manager	August 2014
Anne Wickland, CFA	Portfolio Manager, Senior Analyst and Principal	Co-manager	August 2014
Mr. Schachter joined Snow Capital in 2001. Mr. Schachter began his investment career in 2000 and earned a B.S. from Allegheny College and an M.B.A. from the University of Pittsburgh.
Ms. Wickland joined Snow Capital in 2006. Ms. Wickland began her investment career in 1997 and earned a B.A. from Davidson College and an M.B.A. from the NYU Stern School of Business.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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S-6466-230 A (6/14)